Exhibit 32.1

INTERVIDEO, INC.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Ro, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Quarterly Report of InterVideo, Inc. on Form 10-Q/A for the three-month period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of InterVideo, Inc.

Dated: March 10, 2006

/s/ Steve Ro
Steve Ro Chief Executive Officer and President